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                                                                EXHIBIT 10.4


     REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 12, 1996, between GROUND ROUND RESTAURANTS, INC., a New York corporation (the "Company"), and THE BANK OF NEW YORK, THE CHASE MANHATTAN BANK, BANK OF AMERICA ILLINOIS, NBD BANK, N.A., AND CREDIT LYONNAIS NEW YORK BRANCH (together with their transferees, successors and assigns each, a "Holder", and collectively, the "Holders").

     RECITALS:

     The Holders are party to that certain Amended and Restated Credit Agreement, dated as of September 12, 1996, among The Ground Round, Inc. and GR of Minn., Inc. (the "Borrowers"), The Bank of New York, as agent for the Holders and The Chase Manhattan Bank as co-agent for the Holders (the "Credit Agreement").

     Pursuant to the Credit Agreement, the Company and the Borrowers have issued to the Holders Convertible Notes (as defined in the Credit Agreement) pursuant to which the Company may be obligated to issue to the Holders, in the aggregate, up to 1,003,001 shares of the Company's common stock, par value $.16-2/3 per share (the "Convertible Note Shares"). In addition, upon the occurrence of certain events set forth in the Credit Agreement, JUSI Holdings, Inc. ("JUSI") may deliver to the Holders, in the aggregate, 100,000 shares of the Company's common stock, par value $.16-2/3 per share (the "JUSI Shares").

     THE PARTIES HERETO AGREE AS FOLLOWS:

     1. Certain Definitions. Capitalized terms used herein which are not otherwise defined herein and which are defined in, or by reference in, the Credit Agreement shall have the meanings given therein. For the purposes of this Agreement, the following terms shall have the follow meanings:

          "Agreement" shall mean this Registration Rights Agreement, as the same may be amended, modified or supplemented from time to time.

          "Commission" shall mean the United States Securities and Exchange Commission, or any other Federal agency then administering the Securities Act and the Exchange Act.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "Person" shall mean any natural person, corporation, limited liability company, business trust, joint venture, association, company, partnership or government, or agency or political subdivision thereof.

          "Registrable Securities" shall mean (i) the Convertible Note Shares
(ii) the JUSI Shares and (iii) any securities issued in exchange for or substitution of any thereof or as a result of a stock split or as a dividend or other distribution in respect of any thereof.

          "Registration Expenses" shall mean all of the costs and expenses of each registration hereunder including, but not limited to, any filing fees, fees and expenses of compliance with securities or "Blue Sky" laws (including fees and disbursements of counsel in connection with "Blue Sky qualifications of the Registrable Securities), rating agency fees, National Association of Securities Dealers (NASD) fees






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for review of underwriting agreements, printing expenses (including expenses of printing of any registration statements and prospectuses), messenger and delivery expenses, the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange on which the Shares are then listed or proposed to be listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or cold comfort letters required by or incidental to such performance), Securities Act liabilities insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, reasonable fees and expenses of one counsel (who shall be selected by the selling Holders) for the Holders incurred in connection with each registration hereunder and any reasonable out-of-pocket expenses of the Holders (or the agents who manage their accounts), excluding (x) any travel costs and counsel fees except as set forth above and (y) any underwriting discounts or commissions attributable (to the sale of Registrable Securities.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "Shares" shall mean shares of the Company's authorized common stock, par value $.16-2/3 per share, as constituted on the date hereof and any securities into which such shares may thereafter be changed.

     2. Shelf Registration. On the earlier to occur of (i) the date upon which any Shares of the Company shall have become registered with the Commission under the Securities Act after the date hereof (other than a registration statement on Form S-4 or S-8 and (ii) January 31, 1997, the Company shall use its best efforts to cause to become effective a shelf registration pursuant to Rule 415 of the Securities Act of all Registrable Securities to the extent necessary to permit the disposition of the Registrable Securities so to be registered (whether or not such Registrable Securities shall then have been issued or delivered to the Holders) and to cause such registration to remain effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of all Registrable Securities covered by such registration statement until the earlier of (x) such time as all of such Registrable Securities have been disposed of and (y) December 31, 1997.

     3.   Registration Rights.

          (a) Demand Registration Rights. Subject to the provisions of the last sentence of this Paragraph 3(a) and to Paragraph 3(c), if at any time after December 31, 1997, unless the Company shall then have a registration statement currently effective with respect to the Registrable Securities the subject of such Demand, through and including December 31, 2000, the Company shall receive written notice (a "Demand") from Holders holding at least 50% of the Registrable Securities outstanding at the time such Demand is made, which states that such Holders desire to transfer Registrable Securities under circumstances that would require the filing of a registration statement under the Securities Act, the Company shall then cause to be prepared and filed an appropriate registration statement under the Securities Act to the end that such Registrable Securities may be sold thereunder as soon as practicable thereafter, and the Company will use its best efforts to cause the registration statement to become effective and remain effective for a period of not less than 120 days. If the Holders intend to distribute the Registrable Securities covered by the Demand by means of an underwriting, they shall so state in the Demand and set forth in the Demand the name of the proposed managing underwriter(s). Subject to the provisions of Paragraph 3(c) and the written consent of the selling Holders, not to be unreasonably withheld (other than with respect to other piggyback registration rights that are in existence on the date hereof pursuant to the Registration Rights Agreement dated as of August 20, 1991 between the Company and GSB Holdings, Inc. and the H.M. Holdings Stockholder Agreement dated as of August 1, 1991, (the "H.M. Holdings Stockholders Agreement") for which consent shall not be necessary), the Company shall have the right to include in such registration statement shares ("Other Shares") of the Company to be sold by the Company or held by other shareholders ("Other Holders") pursuant to arrangements entered into by




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the Company and such Other Holders. In no event shall the Company be required to effect more than one (1) registration of the Holders Registrable Securities pursuant to this Paragraph (a).

          (b) "Piggyback" Registration Rights. The Company shall, at least thirty (30) days prior to the filing of any registration statement under the Securities Act (other than a registration statement on Form S-4 or S-8 or any successor forms) relating to the public offering of any class of its equity securities by the Company or any Other Holders, give written notice of such proposed filing and of the proposed date thereof to each Holder, and if, on or before the tenth (10th) day following the date on which such notice is given, the Company shall receive a written request from any Holder requesting that the Company include among the securities covered by such registration statement some or all of the Registrable Securities owned by such Holders, the Company shall include such Registrable Securities in such registration statement, if filed. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which a request for registration has been received will be registered by the Company and offered to the public on the same terms and subject to the same conditions applicable to the piggyback registration to be sold by the Company or by the other Persons selling under such piggyback registration. The Company shall be under no obligation to complete any offering of its securities it proposes to make under this subparagraph (b) and shall incur no liability to any Holder for its failure to do so. In connection with any registration covered by this subparagraph (b) involving any underwriting of securities, the Company shall not be required to include any Holder's Registrable Securities in such registration unless such Holder accepts the terms of the underwriting as agreed upon between the Company (or other persons who have the right to agree upon the underwriting terms relating to such offering) and the underwriters.

          (c) Terms and Conditions of Registration. In connection with any registration statement filed pursuant to this Agreement, the following provisions shall apply:

(i) If such registration statement shall be filed pursuant to Paragraph 3(a) or
(b) hereof, all Holders owning Registrable Securities shall, if requested by the managing underwriter, agree not to sell publicly any Registrable Securities (other than the Registrable Securities so registered), for the same period as may be agreed to by the Company or by Other Holders following the effective date as of the registration statement relating to such offering.

(ii) If such registration statement shall be filed pursuant to Paragraph 3(b) hereof and if the managing underwriter advises that the inclusion in such registration of some or all of the Other Shares or the Registrable Securities, as the case may be, sought to be registered by the Other Holders or Holders seeking to register Shares pursuant to Paragraph 3(b), creates a substantial risk that the proceeds or price per share to be derived from such registration by the party initiating the filing of such registration statement will be reduced or that the number of shares sought to be registered is too large a number to be reasonably sold, the number of shares sought to be registered by all shareholders (other than the Company) shall be reduced, pro rata in proportion to the number of shares sought to be registered by all such persons, to the extent necessary to reduce the number of all shares to be registered to the number recommended by the managing underwriter.

(iii) If such registration statement shall be filed pursuant to paragraph 3(b) hereof and covers only securities to be sold by the Company and Registrable Securities, and if the managing underwriter advises that the inclusion in such registration of some or all of the Registrable Securities sought to be registered by the Holders creates a substantial risk that the proceeds or price per share to be derived from such registration by the Company will be reduced or that the number of shares sought to be registered is too large a number to be reasonably sold, the number of shares sought to be registered by the Holders shall be reduced, pro rata in proportion to the number of shares sought to be registered by all Holders, to the extent necessary to reduce the number of all shares to be registered to the number recommended by the managing underwriter.

          (iv) It shall be a condition to the Company's obligations under this Agreement that Holders seeking to register Registrable Securities will promptly provide the Company with such information as it shall reasonably request in order to prepare such registration statement.

          (v) No Registration Expenses in connection with the preparation of all registration statements filed in connection herewith shall be borne by the Holders.

               (vi) Following the effective date of any registration statement hereunder, the Company shall, upon the request of any Holder seeking to register Registrable Securities, forthwith supply such number of prospectuses (including preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act and such other documents as are referred to in the prospectus as shall be reasonably requested by any such Holder to permit such Holder to make a public distribution of its Registrable Securities, provided that such Holder furnishes the Company with such appropriate information relating to such Holder's intentions in connection therewith as the Company shall reasonably request in writing.

          (vii) The Company shall prepare and file such amendments and supplements to such registration statement filed hereunder as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and applicable "Blue Sky" laws with respect to the offer and sale or other disposition of the Registrable Securities covered by such registration statement during the period required for distribution of the Registrable Securities (except in the case of a Demand Registration pursuant to Paragraph 3(a) hereof for the period specified in such paragraph), and shall promptly as practicable after filing same with the Commission, deliver copies of such documents to each Holder holding Registrable Securities covered by such registration statement.

          (viii) The Holders seeking to register Registrable Securities to be included in a registration statement filed under the provisions of Paragraph 3(a), shall select the underwriter or underwriters, if any, who are to undertake the offering and distribution of the Registrable Securities, subject to the Company's prior approval of the underwriter, which approval shall not be unreasonably withheld, but the Company alone shall make such selection with respect to a registration statement as to which Holders may have registration rights pursuant to Paragraph 3(b).

          (ix) If a request for registration is made pursuant to Paragraph 3(a), the Company may postpone the filing of a registration statement if, based on the good faith judgment of the Company's Board of Directors, (A) for up to 90 days from the date of request if such postponement is necessary in order to avoid premature disclosure of a matter involving a material transaction then undertaken by the Company that the Board has determined would not be in the best interest of the Company to prematurely disclose or (B) for a period of up to 90 days from the end of the Company's fiscal year if the filing of a registration statement at the time of such request would require duplicative year-end audit and accounting expenses, provided that in no event shall the Company be permitted to postpone the filing of a registration statement pursuant to this subparagraph (ix) more than once in any twelve month period.

          (x) The Company shall use its best efforts to register the Registrable Securities of the Holders seeking to register Registrable Securities covered by any such registration statement under such securities or Blue Sky laws in such jurisdictions as any Holder may reasonably request; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (x) or (B) consent to general service of process or subject itself to taxation in any such jurisdiction.

               (xi) The Company shall cooperate with the Holders holding Registrable Securities covered by any registration statement hereunder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under such registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or selling Holders may request;

               (xii) The Company shall enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Holders of the Registrable Securities being sold or the underwriters retained by Holders participating in an underwritten public offering, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

               (xiii) If pursuant to Paragraph 3 the Company has previously filed a registration statement with respect to Registrable Securities, and if such previous registration has not been withdrawn or abandoned or the Securities covered thereby not distributed pursuant thereto, the Company will not file or cause to be effective any other registration of any of the Shares (or securities convertible into or exchangeable or exercisable for the Shares) under the Securities Act (except on Forms S-4 or S-8 or any successor forms or pursuant to the H.M. Holdings Stockholders Agreement), whether on its own or at the request of any Other Holder of the Shares (or securities convertible into or exchangeable or exercisable for the Shares), until a period of 120 days has elapsed from the effective date of such previous registration (provided that in the case of a registration pursuant to Paragraph 3(a), such period shall commence on the date the Company is first served the notice of Demand and shall continue until one hundred and twenty (120) days have elapsed from the effective date of such Demand registration).

               (xiv) In the event that the average per share "closing price" of Shares for the thirty (30) calendar day period immediately preceding a Demand multiplied by the aggregate number of Registrable Securities requested to be registered pursuant to Paragraph 3(a) above (the "Mark Value") shall be less than $150,000, at the Company's option, the Company shall be entitled to purchase all (but not less than all) of such Registrable Securities at such Market Value. As used herein, the term "closing price" shall have the meaning given such term in the Convertible Notes.

(xv) At the Company's option, the Company may register (on a pro rata basis) any of the Registrable Securities in any registration statement filed by the Company, provided, however, while such registration statement is effective, the Demand Registration right pursuant to Paragraph 3(a) and the Piggyback Registration right pursuant to Paragraph 3(b) shall be inapplicable with respect to the Registrable Securities covered by such registration statement. Except as herein provided, such registration shall not limit or diminish any of the Holders' rights under this Agreement.

(xvi) In connection with any offering of Registrable Securities to be registered under this Agreement, each Holder of Registrable Securities included or to be included in such registration shall:

(A) If such registration is being made pursuant to any underwritten offering, enter into and perform its obligations under any underwriting agreement to which it is a party.

(B) Upon receipt of any notice from the Company of the happening of any event as a result of which the prospectus included in the registration statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating thereto until its receipt of the copies of the supplemented or amended prospectus and, if so directed by the Company, deliver to the Company all copies then in its possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(C) At the end of any period during which the Company is obligated to keep any registration statement current and effective, discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such



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registration statement which remain unsold, and notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

     4.   Indemnification.

          (a) In the event of the registration of any Registrable Securities of the Holders under the Securities Act pursuant to the provisions of Paragraphs 3(a) or (b), the Company agrees to indemnify and hold harmless each Holder and each of their respective agents and representatives, each underwriter, broker or dealer, if any, of such Registrable Securities, and each other person, if any, who controls any Holder, such underwriter, broker or dealer within the meaning of the Securities Act, and each officer and director of any Holder, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which any Holder, and each of their respective agents and representatives, or such underwriter, broker or dealer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation under the Securities Act applicable to the Company or relating to any action or inaction required by the Company in connection with any such registration and will reimburse and each of their respective agents and representatives and each such underwriter, broker or dealer and controlling person for any legal or other expenses reasonably incurred by any Holder or such underwriter, broker or dealer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Holder or any of their respective agents and representatives, or such underwriter, broker, dealer or controlling person specifically and expressly for use in the preparation thereof.

          (b) In the event of the registration of any Registrable Securities of any Holder under the Securities Act for sale pursuant to the provisions of this Agreement, each Holder agrees, and shall cause each underwriter, broker or dealer, if any, of such Registrable Securities, and each other person, if any, who controls any Holder, such underwriter, broker or dealer within the meaning of the Securities Act to, agree severally, and not jointly, to indemnify and hold harmless the Company, its agents and representatives, each underwriter, broker or dealer, if any, and each other person, if any, who controls the Company, such underwriter, broker or dealer, within the meaning of the Securities Act, and each officer and director of the Company, from and against any losses, claims, damages or liabilities, joint or several, to which the Company, its agents and representatives, officers and directors, or such underwriter, broker or dealer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by any Holder, such underwriter, broker or dealer or controlling person specifically for use in connection with the preparation thereof or arise out of or are based upon any violation by any Holder, such underwriter, broker or dealer or controlling person or any rule or regulation under the Securities Act, and will reimburse the Company, its agents and representatives, such controlling person and each such officer or director for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action.

          (c) Promptly after receipt by a person entitled to indemnification under this Paragraph 4 (an "indemnified party") of notice of the commencement of any action or claim relating to any registration statement filed under Paragraphs 3(a) or (b) as to which indemnity may be sought hereunder, such indemnified party will, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (an "indemnifying party"), give written notice to such indemnifying party of the commencement of such action or claim, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than pursuant to the provisions of this Paragraph 4 and shall also not relieve the indemnifying party of its obligations under this Paragraph 4 except to the extent that the omission results in a failure of actual timely notice to the indemnifying party or such indemnifying party is damaged solely as a result of the failure to give timely notice. In case any such action is brought against an indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled (at its own expense) to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense, with counsel satisfactory to such indemnified party, of such action and/or to settle such action and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no indemnifying party or indemnified party shall enter into any settlement agreement which would impose any liability on such other party or parties without the prior written consent of such other party or parties. In no event shall the Indemnifying party be obligated to pay the fees and expenses of more than one counsel for all indemnified parties with respect to any claim or related claims or be liable for any settlement or compromise effected without its written consent.

     5. Other Registration Rights. Except for (x) registration rights granted to other Persons on or prior to the date hereof, (y) underwriter's rights or options or Shares issuable upon exercise of warrants or securities convertible into Shares in connection with a public offering of the Company's securities or (z) the private placement by the Company of securities convertible into Shares or warrants, rights or options exercisable for Shares the Company will not grant any Person any demand or piggyback registration rights with respect to the Shares (or securities convertible into or exchangeable or exercisable for Shares) other than registration rights ("new rights") that would (i) not be inconsistent with the terms of this Agreement and (ii) provide that the Holders have a piggyback right upon the exercise of such new rights and shall be included in the registration statement and on an equal basis with the securities being registered pursuant to the exercise of the new rights.

     6.   Miscellaneous.

     (a) Amendments and Waivers. This Agreement may not be amended without the written consent of the parties hereto.

     (b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may not assign this Agreement or any right, remedy, obligation or liability arising hereunder or by reason hereof. The registration rights of a Holder under this Agreement may only be transferred to a Person acquiring at least twenty-five percent of the transferring Holder's then Registrable Securities.

     (c) Notices. All notices and other communications provided for hereunder shall be given and shall be effective as provided in the Credit Agreement.

     (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise effect the meaning of terms contained herein.

     (e) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more one such counterpart executed by the party other than the party seeking to enforce this Agreement.

     (g) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

     (h) Merger, etc. If, directly or indirectly, (i) the Company shall merge with and into, or consolidate with, any other Person, (ii) any Person shall merge with and into, or consolidate with, the Company and the Company shall be the surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Registrable Securities shall be changed into or exchanged for stock or other securities of any other Person, then, in each such case, proper provision shall be made so that such Person shall be bound by the provisions of this Agreement and the term "Company" shall thereafter be deemed to refer to such Person.

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

                                    GROUND ROUND RESTAURANTS, INC.

                                    By /s/ Stephen J. Kiel
                                      ---------------------------------------
                                    Title Sr. Vice President, Chief Financial
                                         ------------------------------------
                                          Officer and Treasurer
                                         ------------------------------------

                                    THE BANK OF NEW YORK

                                    By /s/ Mark Slane
                                      ---------------------------------------
                                    Title Senior Vice President
                                         ------------------------------------

                                    THE CHASE MANHATTAN BANK

                                    By /s/ Susan E. Atkins
                                      ---------------------------------------
                                    Title Vice President
                                         ------------------------------------

                                    BANK OF AMERICA ILLINOIS

                                    By /s/ Steve A. Aronowitz
                                      ---------------------------------------
                                    Title Vice President
                                         ------------------------------------

                                    NBD BANK, N.A.

                                    By  /s/ Dennis Saletta
                                      -------------------------------------
                                    Title  Vice President
                                         ----------------------------------

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By  /s/ Alan Sidrane
                                      -------------------------------------
                                    Title  First Vice President
                                         ----------------------------------